Exhibit 4(d)3





                                GEORGIA POWER COMPANY

                                          to

                                    CHEMICAL BANK



                 (Successor by Merger to Chemical Bank New York Trust
                       Company and The New York Trust Company),

                                                             Trustee





                                SUPPLEMENTAL INDENTURE







                            Dated as of September 1, 1994



                           Providing among other things for

                                 FIRST MORTGAGE BONDS



                   First Pollution Control Series due July 1, 2011 Second Pollution Control Series due July 1, 2011 First Pollution Control Series due July 1, 2019 Second Pollution Control Series due July 1, 2019 Second Pollution Control Series due July 1, 2021
                       Pollution Control Series due May 1, 2022


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               SUPPLEMENTAL INDENTURE, dated as of September 1, 1994, made and entered into by and between GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia with its principal office in Atlanta, Fulton County, Georgia (hereinafter commonly referred to as the "Company"), and CHEMICAL BANK (successor by merger to Chemical Bank New York Trust Company and The New York Trust Company), a corporation organized and existing under the laws of the State of New York, with its principal corporate trust office in the Borough of Manhattan, The City of New York (hereinafter commonly referred to as the "Trustee"), as Trustee under the Indenture dated as of March 1, 1941 originally entered into between the Company and The New York Trust Company, as Trustee (hereinafter sometimes referred to as the "Original Indenture" and said The New York Trust Company being hereinafter sometimes referred to as the "Original Trustee"), securing bonds issued and to be issued as provided therein, which Original Indenture has heretofore been supplemented and amended by various supplemental indentures (which Original Indenture as so supplemented and amended is hereinafter sometimes referred to as the "Indenture").

               WHEREAS the Company and the Original Trustee have executed and delivered the Original Indenture for the purpose of securing an issue of bonds of the 3-1/2% Series due 1971 described therein and such additional bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being presently limited to $5,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Original Indenture is of record in the public office of each county in the States of Georgia, Alabama, Tennessee and South Carolina, and in the public office of the District of Columbia, in which this Supplemental Indenture is to be recorded, and the Original Indenture is on file at the principal corporate trust office of the Trustee; and

               WHEREAS the Company and the Trustee have executed and delivered various supplemental indentures for the purpose, among others, of further securing said bonds and of creating the bonds of other series described therein, which supplemental indentures described and set forth additional property conveyed thereby and are also of record in the public offices of some or all of the counties in the States of Georgia, Alabama, Tennessee and South Carolina in which this Supplemental Indenture is to be recorded, and one of which supplemental indentures is also of record in the public office of the District of Columbia, and said supplemental indentures are also on file at the principal corporate trust office of the Trustee; and

               WHEREAS the Company and the Trustee have executed and delivered the Supplemental Indenture dated as of May 15, 1991, by which the third paragraph of Section 1.02 of the Indenture was amended to read as follows:
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                    "The term 'Board of Directors' shall mean the
               Board of Directors of the Company or any committee of the Board of Directors of the Company authorized, with respect to any particular matter, to exercise the power of the Board of Directors of the Company."; and

               WHEREAS the Indenture provides for the issuance of bonds thereunder in one or more series and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create six series of bonds under the Indenture to be designated, respectively, as "First Pollution Control Series due July 1, 2011" (hereinafter sometimes referred to as the "new First 2011 Series Bonds"), "Second Pollution Control Series due July 1, 2011" (hereinafter sometimes referred to as the "new Second 2011 Series Bonds"), "First Pollution Control Series due July 1, 2019" (hereinafter sometimes referred to as the "new First 2019 Series Bonds"), "Second Pollution Control Series due July 1, 2019" (hereinafter sometimes referred to as the "new Second 2019 Series Bonds"), "Second Pollution Control Series due July 1, 2021" (hereinafter sometimes referred to as the "new Second 2021 Series Bonds") and "Pollution Control Series due May 1, 2022" (hereinafter sometimes referred to as the "new 2022 Series Bonds") (the new First 2011 Series Bonds, the new Second 2011 Series Bonds, the new First 2019 Series Bonds, the new Second 2019 Series Bonds, the new Second 2021 Series Bonds and the new 2022 Series Bonds being hereinafter sometimes referred to collectively as the "new Bonds"), each of which bonds shall also bear the descriptive title "First Mortgage Bond", the bonds of each such series to bear interest as herein provided and to mature on the date designated in the title thereof; and

               WHEREAS by a Plan of Merger dated June 11, 1959, effective September 8, 1959, between The New York Trust Company and Chemical Corn Exchange Bank, said The New York Trust Company was merged into said Chemical Corn Exchange Bank which continued under the name and style of Chemical Bank New York Trust Company; and by a Plan of Merger dated November 26, 1968, effective February 17, 1969, among Chemical New York Corporation, Chemical Bank New York Trust Company and Chemical Bank, said Chemical Bank New York Trust Company was merged into said Chemical Bank which continued under the name and style of Chemical Bank; and by virtue of said mergers Chemical Bank has become successor to The New York Trust Company and Chemical Bank New York Trust Company, as Trustee under the Indenture, and has become vested with all of the title to the mortgaged property and trust estate; and with the trusts, powers, discretions, immunities, privileges and all other matters as were vested in said The New York Trust Company and said Chemical Bank New York Trust Company under the




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          Indenture, with like effect as if originally named as Trustee therein; and

               WHEREAS each of the new Bonds of each series is to be substantially in the following form, with appropriate insertions and deletions, to wit:

                          [FORM OF NEW BOND OF EACH SERIES]

                                GEORGIA POWER COMPANY

                FIRST MORTGAGE BOND, [_____] POLLUTION CONTROL SERIES

                                  DUE ______ 1, ____

          No.                                               $


               Georgia Power Company, a Georgia corporation (hereinafter called the "Company"), for value received, hereby promises to pay to NationsBank of Georgia, National Association, Atlanta, Georgia (as trustee under a Trust Indenture dated as of ______, ____ of [the Albany Dougherty Payroll Development Authority] [the Development Authority of _______ County], relating to the Revenue Bonds (hereinafter mentioned)), or registered assigns, the principal sum of _____________________ Dollars on _______ 1,
          ____, and to pay to the registered owner hereof interest on said sum from the latest interest payment date to which interest has been paid on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from the date hereof, at the same rates, until the principal hereof shall have become due and payable, payable on the same dates, as the Revenue Bonds pursuant to the Revenue Indenture (hereinafter mentioned).

               The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on bonds of this series shall be fully or partially, as the case may be, satisfied and discharged to the extent that, at any time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated ________, ____ issued pursuant to Section 3.2 of the Loan Agreement dated as of _________ 1, ____ between [the Albany Dougherty Payroll Development Authority] [the Development Authority of _______ County] and the Company, relating to the Revenue Bonds (hereinafter mentioned), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on [the Albany Dougherty Payroll Development Authority (Georgia)] [the Development Authority of _____ County (Georgia)] Pollution



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          Control Revenue Bonds (Georgia Power Company Plant ______
          Project), _____ Series ____ (hereinafter referred to as the "Revenue Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of _______ 1, ____ of [the Albany Dougherty Payroll Development Authority] [the Development Authority of _____ County] to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Revenue Bonds (hereinafter referred to as the "Revenue Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Revenue Bonds.

               This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust dated as of March 1, 1941 given by the Company to The New York Trust Company, to which Chemical Bank is successor by merger (hereinafter sometimes referred to as the "Trustee"), as Trustee, and indentures supplemental thereto, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security. By the terms of the Indenture the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as in the Indenture provided.

               Upon notice given by mailing the same, by first class mail postage prepaid, not less than thirty nor more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books, any or all of the bonds of this series may be redeemed by the Company at any time and from time to time by the payment of the principal amount thereof and accrued interest thereon to the date fixed for redemption, if redeemed by the operation of the improvement fund or the replacement fund provisions of the Indenture or by the use of proceeds of released property, as more fully set forth in the Indenture.

               In the manner provided in the Indenture, the bonds of this series shall also be redeemable in whole, by payment of the principal amount thereof plus accrued interest thereon to the date fixed for redemption, upon receipt by the Trustee of a written demand from the trustee under the Revenue Indenture stating that the principal amount of all the Revenue Bonds then



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          outstanding under the Revenue Indenture has been declared
          immediately due and payable pursuant to the provisions of Section ____ of the Revenue Indenture. As provided in the Indenture, the date fixed for such redemption may be not more than 180 days after receipt by the Trustee of the aforesaid written demand and shall be specified in a notice of redemption given not more than 10 nor less than 5 days prior to the date so fixed for such redemption. As in the Indenture provided, such notice of redemption shall be rescinded and become null and void for all purposes under the Indenture upon rescission of the aforesaid written demand or the aforesaid declaration of maturity under the Revenue Indenture, and thereupon no redemption of the bonds of this series and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

               In the manner provided in the Indenture, the bonds of this series are also redeemable in whole or in part upon receipt by the Trustee of a written demand from the trustee under the Revenue Indenture specifying a principal amount of Revenue Bonds which have been called for redemption pursuant to Section 3.01(c) of the Revenue Indenture. As provided in the Indenture, bonds of this series equal in principal amount to the principal amount of such Revenue Bonds to be redeemed will be redeemed on the date fixed for redemption of the Revenue Bonds at the principal amount of such bonds of this series and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of Revenue Bonds.

               In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

               No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.




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               This bond is transferable by the registered owner hereof, in person or by attorney duly authorized, at the principal corporate trust office of the Trustee, in the Borough of Manhattan, The
          City of New York, but only in the manner prescribed in the Indenture, upon the surrender and cancellation of this bond, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal, premium, if any, and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. However, notwithstanding the provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

               This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

               IN WITNESS WHEREOF, Georgia Power Company has caused this bond to be executed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be hereto affixed and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

          Dated,
                                        GEORGIA POWER COMPANY


                                        By:

          Attest:











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                                TRUSTEE'S CERTIFICATE

               This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

                                        CHEMICAL BANK, as Trustee


                                        By:
                                             Authorized Officer


               AND WHEREAS all acts and things necessary to make the new Bonds of each series, when authenticated by the Trustee and issued as in the Indenture and this Supplemental Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture and this Supplemental Indenture valid, binding and legal instruments for the security thereof, have been done and performed, and the creation, execution and delivery of the Indenture and this Supplemental Indenture and the creation, execution and issue of bonds subject to the terms hereof and of the Indenture, have in all respects been duly authorized;

               NOW, THEREFORE, in consideration of the premises, and of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture and of the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of further securing the due and punctual payment of the principal of and premium, if any, and interest on the bonds issued and now outstanding under the Indenture, and the $2,120,000 principal amount of new First 2011 Series Bonds, $8,330,000 principal amount of new Second 2011 Series Bonds, $3,200,000 principal amount of new First 2019 Series Bonds, $5,300,000 principal amount of new Second 2019 Series Bonds, $10,125,000 principal amount of new Second 2021 Series Bonds and $13,155,000 principal amount of new 2022 Series Bonds proposed to be issued and all other bonds which shall be issued under the Indenture, or the Indenture as supplemented and amended, and for the purpose of further securing the faithful performance and observance of all covenants and conditions therein and in any indenture supplemental thereto set forth, the Company has given, granted, bargained, sold, transferred, assigned, hypothecated, pledged, mortgaged, warranted, aliened and conveyed and by these presents does give, grant, bargain, sell, transfer, assign, hypothecate, pledge, mortgage, warrant, alien and convey unto Chemical Bank, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created, and to its or their assigns forever, all the right, title and interest of the Company in and to all



                                         -7-
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          premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, now owned or hereafter acquired by the Company (excepting, however, that which is by the Indenture expressly reserved from the lien and effect thereof);

               TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the property, rights and franchises or any thereof, referred to in the foregoing granting clauses, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property, rights and franchises and every part and parcel thereof.

               TO HAVE AND TO HOLD all said property, rights and franchises hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and their assigns forever;

               BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders of all bonds and interest coupons now or hereafter issued under the Indenture, as supplemented and amended, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable and for the performance of and compliance with the covenants and conditions of the Indenture, as supplemented and amended, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture, as supplemented and amended; and so that each and every bond now or hereafter issued thereunder shall have the same lien; and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured thereby and hereby, as if it had been made, executed, delivered, sold and negotiated simultaneously with the execution and delivery of the Original Indenture.

               AND IT IS EXPRESSLY DECLARED that all bonds issued and secured under the Indenture and hereunder are to be issued, authenticated and delivered, and all said property, rights and franchises hereby and by the Indenture conveyed, assigned, pledged or mortgaged, or intended so to be (including all the



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          right, title and interest of the Company in and to any and all premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, thereafter acquired by the Company and whether or not specifically described in the Original Indenture or in any indenture supplemental thereto, except any therein expressly excepted), are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts and uses and purposes expressed in the Indenture and herein, and it is hereby agreed as follows:

               SECTION 1. There are hereby created six series of bonds designated as hereinabove in the fourth Whereas clause set forth, each of which shall contain suitable provisions with respect to the matters hereinafter in this Section specified, and the form thereof shall be substantially as hereinbefore set forth. New Bonds of each such series shall mature on the date specified in the title thereof, and the definitive bonds of each such series may be issued only as registered bonds without coupons. New Bonds of each such series shall be in such denominations as the Board of Directors shall approve, and execution and delivery to the Trustee for authentication shall be conclusive evidence of such approval. The serial numbers of new Bonds of each such series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer to be conclusive evidence of such approval.

               New Bonds, until the principal thereof shall have become due and payable, shall bear interest at the same rates, payable on the same dates, as (i) the Albany Dougherty Bonds pursuant to the Albany Dougherty Indenture (each as hereinafter defined) in the case of the new First 2011 Series Bonds, (ii) the Cobb Bonds pursuant to the Cobb Indenture (each as hereinafter defined) in the case of the new Second 2011 Series Bonds, (iii) the Bibb Bonds pursuant to the Bibb Indenture (each as hereinafter defined) in the case of the new First 2019 Series Bonds, (iv) the Monroe Bonds pursuant to the Monroe Indenture (each as hereinafter defined) in the case of the new Second 2019 Series Bonds, (v) the Coweta Bonds pursuant to the Coweta Indenture (each as hereinafter defined) in the case of the new Second 2021 Series Bonds and (vi) the Burke Bonds pursuant to the Burke Indenture (each as hereinafter defined) in the case of the new 2022 Series Bonds. New Bonds of each such series shall be dated the date of authentication.

               The principal of and premium, if any, and interest on the new Bonds of each such series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the



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          office or agency of the Company in the Borough of Manhattan, The
          City of New York, designated for that purpose.

               New Bonds of each such series may be transferred at the principal corporate trust office of the Trustee, in the Borough of Manhattan, The City of New York. New Bonds of each such series shall be exchangeable for other bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such new Bonds at said principal corporate trust office of the Trustee. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any transfer or exchange of new Bonds of any of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

               Any or all of the new Bonds of each such series shall be redeemable at any time and from time to time, prior to maturity, upon notice given by mailing the same, by first class mail postage prepaid, not less than thirty nor more than forty-five days prior to the date fixed for redemption to each registered holder of a bond to be redeemed (in whole or in part) at the last address of such holder appearing on the registry books, at the principal amount thereof and accrued interest thereon, if any, to the date fixed for redemption, if redeemed by the operation of
          Section 4 of the Supplemental Indenture dated as of November 1, 1962 or of the improvement fund provisions of any supplemental indenture or by the use of proceeds of released property.

               SECTION 2. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new First 2011 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated July 30, 1991 issued pursuant to Section 3.2 of the Loan Agreement dated as of July 1, 1991 between the Albany Dougherty Payroll Development Authority and the Company, relating to the Albany Dougherty Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Albany Dougherty Payroll Development Authority (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant Mitchell Project), First Series 1991 (hereinafter referred to as the "Albany Dougherty Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of July 1, 1991 of the Albany Dougherty Payroll Development Authority to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Albany Dougherty Bonds (hereinafter referred to as the "Albany Dougherty Indenture"), sufficient available funds to pay fully or partially



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          the then due principal of and premium, if any, and interest on the Albany Dougherty Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new First 2011 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Albany Dougherty Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Albany Dougherty Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new First 2011 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new First 2011 Series Bonds (hereinafter called "First 2011 Series Redemption Demand") from the trustee under the Albany Dougherty Indenture stating that the principal amount of all the Albany Dougherty Bonds then outstanding under the Albany Dougherty Indenture has been declared immediately due and payable pursuant to the provisions of Section 9.02 of the Albany Dougherty Indenture, specifying the date from which unpaid interest on the Albany Dougherty Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the First 2011 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "First 2011 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for First 2011 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the First 2011 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the First 2011 Series Redemption Demand, the date for First 2011 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for First 2011 Series Demand Redemption (hereinafter called the "First 2011 Series Demand Redemption Notice") to the trustee under the Albany Dougherty Indenture (and the registered holders of the new First 2011 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for First 2011 Series Demand Redemption, provided, however, that the Trustee shall mail no First 2011 Series Demand Redemption Notice (and no First 2011 Series Demand Redemption shall be made) if prior to the mailing of the First 2011 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the First 2011 Series Redemption Demand from the trustee under the Albany Dougherty Indenture. First 2011 Series Demand Redemption of the new First 2011 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for First 2011 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the First 2011 Series Demand Redemption Notice and prior to the date fixed for First 2011 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Albany Dougherty Indenture that the First 2011 Series Redemption Demand has been rescinded, the First 2011 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new First 2011 Series Bonds and no payments in respect thereof as specified in the First 2011 Series Demand Redemption Notice shall be effected or required.

               The new First 2011 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "First 2011 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "First 2011 Series Regular Redemption Demand") from the trustee under the Albany Dougherty Indenture stating: (1) the principal amount of Albany Dougherty Bonds to be redeemed pursuant to Section 3.01(c) of the Albany Dougherty Indenture;
          (2) the date of such redemption and that notice thereof has been given as required by the Albany Dougherty Indenture; (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Albany Dougherty Bonds a principal amount of the new First 2011 Series Bonds equal to the principal amount of Albany Dougherty Bonds to be redeemed; and (4) that the trustee under the Albany Dougherty Indenture, as holder of all the new First 2011 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the First 2011 Series Regular Redemption Demand to be correct. First 2011 Series Regular Redemption of the new First 2011 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Albany Dougherty Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this Section 2, on the date fixed for such First 2011 Series Regular Redemption, which shall be the date specified pursuant to item (2) of the First 2011 Series Regular Redemption Demand as above provided.

               SECTION 3. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2011 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated July 30, 1991 issued pursuant to Section 3.2 of the Loan Agreement dated as of July 1, 1991 between the Development Authority of Cobb County and the Company, relating to the Cobb Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Development Authority of Cobb County (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant McDonough Project), First Series 1991 (hereinafter referred to as the "Cobb Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of July 1, 1991 of the Development Authority of Cobb County to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Cobb Bonds (hereinafter referred to as the "Cobb Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Cobb Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2011 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Cobb Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Cobb Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new Second 2011 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new Second 2011 Series Bonds (hereinafter called "Second 2011 Series Redemption Demand") from the trustee under the Cobb Indenture stating that the principal amount of all the Cobb Bonds then outstanding under the Cobb Indenture has been declared immediately due and payable pursuant to the provisions of Section 9.02 of the Cobb Indenture, specifying the date from which unpaid interest on the Cobb Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the Second 2011 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "Second 2011 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for Second 2011 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the Second 2011 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the Second 2011 Series Redemption Demand, the date for Second 2011 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for Second 2011 Series Demand Redemption (hereinafter called the "Second 2011 Series Demand Redemption Notice") to the trustee under the Cobb Indenture (and the registered holders of the new Second 2011 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for Second 2011 Series Demand Redemption, provided, however, that the Trustee shall mail no Second 2011 Series Demand Redemption Notice (and no Second 2011 Series Demand Redemption shall be made) if prior to the mailing of the Second 2011 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the Second 2011 Series Redemption Demand from the trustee under the Cobb Indenture. Second 2011 Series Demand Redemption of the new Second 2011 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for Second 2011 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the Second 2011 Series Demand Redemption Notice and prior to the date fixed for Second 2011 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Cobb Indenture that the Second 2011 Series Redemption Demand has been rescinded, the Second 2011 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new Second 2011 Series Bonds and no payments in respect thereof as specified in the Second 2011 Series Demand Redemption Notice shall be effected or required.

               The new Second 2011 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "Second 2011 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "Second 2011 Series Regular Redemption Demand") from the trustee under the Cobb Indenture stating: (1) the principal amount of Cobb Bonds to be redeemed pursuant to Section 3.01(c) of the Cobb Indenture; (2) the date of such redemption and that notice thereof has been given as required by the Cobb Indenture;
          (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Cobb Bonds a principal amount of the new Second 2011 Series Bonds equal to the principal amount of

          Cobb Bonds to be redeemed; and (4) that the trustee under the Cobb Indenture, as holder of all the new Second 2011 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the Second 2011 Series Regular Redemption Demand to be correct. Second 2011 Series Regular Redemption of the new Second 2011 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Cobb Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this
          Section 3, on the date fixed for such Second 2011 Series Regular Redemption, which shall be the date specified pursuant to item
          (2) of the Second 2011 Series Regular Redemption Demand as above provided.

               SECTION 4. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new First 2019 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated July 30, 1991 issued pursuant to Section 3.2 of the Loan Agreement dated as of July 1, 1991 between the Development Authority of Bibb County and the Company, relating to the Bibb Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Development Authority of Bibb County (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant Arkwright Project), First Series 1991 (hereinafter referred to as the "Bibb Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of July 1, 1991 of the Development Authority of Bibb County to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Bibb Bonds (hereinafter referred to as the "Bibb Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Bibb Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new First 2019 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Bibb Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Bibb Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new First 2019 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new First 2019 Series Bonds (hereinafter called "First 2019 Series Redemption Demand") from the trustee under the Bibb Indenture stating that the principal amount of all the Bibb Bonds then outstanding under the Bibb Indenture has been declared immediately due and payable pursuant to the provisions of
          Section 9.02 of the Bibb Indenture, specifying the date from which unpaid interest on the Bibb Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the First 2019 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "First 2019 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for First 2019 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the First 2019 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the First 2019 Series Redemption Demand, the date for First 2019 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for First 2019 Series Demand Redemption (hereinafter called the "First 2019 Series Demand Redemption Notice") to the trustee under the Bibb Indenture (and the registered holders of the new First 2019 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for First 2019 Series Demand Redemption, provided, however, that the Trustee shall mail no First 2019 Series Demand Redemption Notice (and no First 2019 Series Demand Redemption shall be made) if prior to the mailing of the First 2019 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the First 2019 Series Redemption Demand from the trustee under the Bibb Indenture. First 2019 Series Demand Redemption of the new First 2019 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for First 2019 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the First 2019 Series Demand Redemption Notice and prior to the date fixed for First 2019 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Bibb Indenture that the First 2019 Series Redemption Demand has been rescinded, the First 2019 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new First 2019 Series Bonds and no payments in respect thereof as specified in the First 2019 Series Demand Redemption Notice shall be effected or required.

               The new First 2019 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "First 2019 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "First 2019 Series Regular Redemption Demand") from the trustee under the Bibb Indenture stating: (1) the principal amount of Bibb Bonds to be redeemed pursuant to Section 3.01(c) of the Bibb Indenture; (2) the date of such redemption and that notice thereof has been given as required by the Bibb Indenture;
          (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Bibb Bonds a principal amount of the new First 2019 Series Bonds equal to the principal amount of Bibb Bonds to be redeemed; and (4) that the trustee under the Bibb Indenture, as holder of all the new First 2019 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the First 2019 Series Regular Redemption Demand to be correct. First 2019 Series Regular Redemption of the new First 2019 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Bibb Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this
          Section 4, on the date fixed for such First 2019 Series Regular Redemption, which shall be the date specified pursuant to item
          (2) of the First 2019 Series Regular Redemption Demand as above provided.

               SECTION 5. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2019 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated July 30, 1991 issued pursuant to Section 3.2 of the Loan Agreement dated as of July 1, 1991 between the Development Authority of Monroe County and the Company, relating to the Monroe Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Development Authority of Monroe County (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant Scherer Project), First Series 1991 (hereinafter referred to as the "Monroe Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of July 1, 1991 of the

          Development Authority of Monroe County to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Monroe Bonds (hereinafter referred to as the "Monroe Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Monroe Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2019 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Monroe Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Monroe Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new Second 2019 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new Second 2019 Series Bonds (hereinafter called "Second 2011 Series Redemption Demand") from the trustee under the Monroe Indenture stating that the principal amount of all the Monroe Bonds then outstanding under the Monroe Indenture has been declared immediately due and payable pursuant to the provisions of Section 9.02 of the Monroe Indenture, specifying the date from which unpaid interest on the Monroe Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the Second 2019 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "Second 2019 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for Second 2019 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the Second 2019 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the Second 2019 Series Redemption Demand, the date for Second 2019 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for Second 2019 Series Demand Redemption (hereinafter called the "Second 2019 Series Demand Redemption Notice") to the trustee under the Monroe Indenture (and the registered holders of the new Second 2019 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for Second 2019 Series Demand Redemption, provided, however, that the Trustee shall mail no Second 2019 Series Demand Redemption Notice (and no Second 2019 Series Demand Redemption shall be made) if prior to the mailing of the Second 2019 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the Second 2019 Series Redemption Demand from the trustee under the Monroe Indenture. Second 2019 Series Demand Redemption of the new Second 2019 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for Second 2019 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the Second 2019 Series Demand Redemption Notice and prior to the date fixed for Second 2019 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Monroe Indenture that the Second 2019 Series Redemption Demand has been rescinded, the Second 2019 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new Second 2019 Series Bonds and no payments in respect thereof as specified in the Second 2019 Series Demand Redemption Notice shall be effected or required.

               The new Second 2019 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "Second 2019 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "Second 2019 Series Regular Redemption Demand") from the trustee under the Monroe Indenture stating: (1) the principal amount of Monroe Bonds to be redeemed pursuant to Section 3.01(c) of the Monroe Indenture; (2) the date of such redemption and that notice thereof has been given as required by the Monroe Indenture; (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Monroe Bonds a principal amount of the new Second 2019 Series Bonds equal to the principal amount of Monroe Bonds to be redeemed; and (4) that the trustee under the Monroe Indenture, as holder of all the new Second 2019 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the Second 2019 Series Regular Redemption Demand to be correct. Second 2019 Series Regular Redemption of the new Second 2019 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Monroe Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this
          Section 5, on the date fixed for such Second 2019 Series Regular Redemption, which shall be the date specified pursuant to item
          (2) of the Second 2019 Regular Redemption Demand as above provided.

               SECTION 6. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2021 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated July 30, 1991 issued pursuant to Section 3.2 of the Loan Agreement dated as of July 1, 1991 between the Development Authority of Coweta County and the Company, relating to the Coweta Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Development Authority of Coweta County (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant Yates Project), First Series 1991 (hereinafter referred to as the "Coweta Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of July 1, 1991 of the Development Authority of Coweta County to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Coweta Bonds (hereinafter referred to as the "Coweta Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Coweta Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new Second 2021 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Coweta Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Coweta Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new Second 2021 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new Second 2021 Series Bonds (hereinafter called "Second 2021 Series Redemption Demand") from the trustee under the Coweta Indenture stating that the principal amount of all the Coweta Bonds then outstanding under the Coweta Indenture has been declared immediately due and payable pursuant to the provisions of Section 8.02 of the Coweta Indenture, specifying the date from which unpaid interest on the Coweta Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the Second 2021 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "Second 2021 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for Second 2021 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the Second 2021 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the Second 2021 Series Redemption Demand, the date for Second 2021 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for Second 2021 Series Demand Redemption (hereinafter called the "Second 2021 Series Demand Redemption Notice") to the trustee under the Coweta Indenture (and the registered holders of the new Second 2021 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for Second 2021 Series Demand Redemption, provided, however, that the Trustee shall mail no Second 2021 Series Demand Redemption Notice (and no Second 2021 Series Demand Redemption shall be made) if prior to the mailing of the Second 2021 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the Second 2021 Series Redemption Demand from the trustee under the Coweta Indenture. Second 2021 Series Demand Redemption of the new Second 2021 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for Second 2021 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the Second 2021 Series Demand Redemption Notice and prior to the date fixed for Second 2021 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Coweta Indenture that the Second 2021 Series Redemption Demand has been rescinded, the Second 2021 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new Second 2021 Series Bonds and no payments in respect thereof as specified in the Second 2021 Series Demand Redemption Notice shall be effected or required.

               The new Second 2021 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "Second 2021 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "Second 2021 Series Regular Redemption Demand") from the trustee under the Coweta Indenture stating: (1) the principal amount of Coweta Bonds to be redeemed pursuant to Section 3.01(c) of the Coweta Indenture; (2) the date of such redemption and that notice thereof has been given as required by the Coweta Indenture; (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Coweta Bonds a principal amount of the new Second 2021 Series Bonds equal to the principal amount of Coweta Bonds to be redeemed; and (4) that the trustee under the Coweta Indenture, as holder of all the new Second 2021 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the Second 2021 Series Regular Redemption Demand to be correct. Second 2021 Series Regular Redemption of the new Second 2021 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Coweta Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this
          Section 6, on the date fixed for such Second 2021 Series Regular Redemption, which shall be the date specified pursuant to item
          (2) of the Second 2021 Series Regular Redemption Demand as above provided.

               SECTION 7. The obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new 2022 Series Bonds shall be fully or partially, as the case may be, satisfied and discharged, to the extent that, at the time that any such payment shall be due, the Company shall have made payments as required by the Company's Note dated May 14, 1992 issued pursuant to Section 3.2 of the Loan Agreement dated as of May 1, 1992 between the Development Authority of Burke County and the Company, relating to the Burke Bonds (hereinafter defined), sufficient to pay fully or partially the then due principal of and premium, if any, and interest on the Development Authority of Burke County (Georgia) Pollution Control Revenue Bonds (Georgia Power Company Plant Vogtle Project), First Series 1992 (hereinafter referred to as the "Burke Bonds") or there shall be on deposit with the trustee pursuant to the Trust Indenture dated as of May 1, 1992 of the Development Authority of Burke County to NationsBank of Georgia, National Association, Atlanta, Georgia, as trustee, relating to the Burke Bonds (hereinafter referred to as the "Burke Indenture"), sufficient available funds to pay fully or partially the then due principal of and premium, if any, and interest on the Burke Bonds. The Trustee may conclusively presume that the obligation of the Company to make payments with respect to the principal of and premium, if any, and interest on the new 2022 Series Bonds shall have been fully satisfied and discharged unless and until the Trustee shall have received a written notice from the trustee under the Burke Indenture stating (i) that timely payment of principal of or premium, if any, or interest on the Burke Bonds has not been made, (ii) that there are not sufficient available funds to make such payment and (iii) the amount of funds required to make such payment.

               In addition to the redemption as provided in Section 1 hereof, the new 2022 Series Bonds shall also be redeemable in whole upon receipt by the Trustee of a written demand for the redemption of the new 2022 Series Bonds (hereinafter called "2022 Series Redemption Demand") from the trustee under the Burke Indenture stating that the principal amount of all the Burke Bonds then outstanding under the Burke Indenture has been declared immediately due and payable pursuant to the provisions of Section 9.02 of the Burke Indenture, specifying the date from which unpaid interest on the Burke Bonds has then accrued and stating that such declaration of maturity has not been rescinded. The Trustee shall within 10 days of receiving the 2022 Series Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "2022 Series Demand Redemption") and shall mail to the Trustee notice of such date at least 30 days prior thereto. The date fixed for 2022 Series Demand Redemption may be any day not more than 180 days after receipt by the Trustee of the 2022 Series Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the 2022 Series Redemption Demand, the date for 2022 Series Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the date fixed for 2022 Series Demand Redemption (hereinafter called the "2022 Series Demand Redemption Notice") to the trustee under the Burke Indenture (and the registered holders of the new 2022 Series Bonds if other than said trustee) not more than 10 nor less than 5 days prior to the date fixed for 2022 Series Demand Redemption, provided, however, that the Trustee shall mail no 2022 Series Demand Redemption Notice (and no 2022 Series Demand Redemption shall be made) if prior to the mailing of the 2022 Series Demand Redemption Notice the Trustee shall have received written notice of rescission of the 2022 Series Redemption Demand from the trustee under the Burke Indenture. 2022 Series Demand Redemption of the new 2022 Series Bonds shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the date fixed for 2022 Series Demand Redemption as above provided. Anything in this paragraph contained to the contrary notwithstanding, if, after mailing of the 2022 Series Demand Redemption Notice and prior to the date fixed for 2022 Series Demand Redemption, the Trustee shall have been advised in writing by the trustee under the Burke Indenture that the 2022 Series Redemption Demand has been rescinded, the 2022 Series Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder and no redemption of the new 2022 Series Bonds and no payments in respect thereof as specified in the 2022 Series Demand Redemption Notice shall be effected or required.

               The new 2022 Series Bonds shall also be redeemable in whole at any time, or in part from time to time (hereinafter called the "2022 Series Regular Redemption"), upon receipt by the Trustee of a written demand (hereinafter referred to as the "2022 Series Regular Redemption Demand") from the trustee under the Burke Indenture stating: (1) the principal amount of Burke Bonds to be redeemed pursuant to Section 3.01(c) of the Burke Indenture;
          (2) the date of such redemption and that notice thereof has been given as required by the Burke Indenture; (3) that the Trustee shall call for redemption on the stated date fixed for redemption of the Burke Bonds a principal amount of the new 2022 Series Bonds equal to the principal amount of Burke Bonds to be redeemed; and (4) that the trustee under the Burke Indenture, as holder of all the new 2022 Series Bonds then outstanding, waives notice of such redemption. The Trustee may conclusively presume the statements contained in the 2022 Series Regular Redemption Demand to be correct. 2022 Series Regular Redemption of the new 2022 Series Bonds shall be at the principal amount thereof and accrued interest thereon to the date fixed for redemption, together with a premium equal to the redemption premium (if any) payable upon such redemption of the Burke Bonds, and such amount shall become and be due and payable, subject to the first paragraph of this Section 7, on the date fixed for such 2022 Series Regular Redemption, which shall be the date specified pursuant to item (2) of the 2022 Series Regular Redemption Demand as above provided.

               SECTION 8.  The Company covenants that the provisions of
          Section 4 of the Supplemental Indenture dated as of November 1, 1962, shall be in full force and effect so long as any new Bonds of any series shall be outstanding under the Indenture.

               SECTION 9. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

               SECTION 10. Nothing in this Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, as supplemented and amended, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

               SECTION 11. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental

          Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

               SECTION 12. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

               SECTION 13. Although this Supplemental Indenture, for convenience and for the purposes of reference, is dated as of the day and year first above written, the actual dates of execution by the Company and the Trustee are as indicated by their respective acknowledgments hereto annexed.

               IN WITNESS WHEREOF, said Georgia Power Company has caused this Supplemental Indenture to be executed in its corporate name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and to be attested by its Secretary or one of its Assistant Secretaries, and said Chemical Bank, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by one of its Vice Presidents, Senior Trust Officers or Trust Officers and its corporate seal to be hereunto affixed and to be attested by one of its Senior Trust Officers, Trust Officers, Assistant Trust Officers or Assistant Secretaries, in several counterparts, all as of the day and year first above written.

                                    GEORGIA POWER COMPANY



                                    By:
                                            Vice President
          Attest:



          Assistant Secretary


          Signed, sealed and delivered this
          7th day of September, 1994 by Georgia
          Power Company in the County of
          Fulton, State of Georgia, in the
          presence of



          Unofficial Witness



          Notary Public, Walton County, Georgia
          My Commission Expires August 2, 1996








                         (signatures continued on next page)

                                    CHEMICAL BANK



                                    By:

                                        Vice President
          Attest:


          Assistant Secretary

          Signed, sealed and delivered
          this 9th day of September, 1994
          by Chemical Bank in the County
          of New York, State of New York,
          in the presence of



          Unofficial Witness



                 ANNABELLE DeLUCA
          Notary Public, State of New York
                  No. 01DE5013759
              Qualified in Kings County
          Certificate filed in New York County
          Commission Expires July 15, 1995

          STATE OF GEORGIA   )
                             ) SS.:
          COUNTY OF FULTON   )

               On the 7th day of September, 1994, personally appeared before me Jane F. Genske, a Notary Public in and for the State and County aforesaid, David Williams, who made oath and said that he was present and saw the corporate seal of Georgia Power Company affixed to the above written instrument, that he saw Judy
          M. Anderson, Vice President, with Wayne Boston, Assistant Secretary, known to him to be such officers of said corporation respectively, attest the same, and that he, deponent, with Jane F. Genske, witnessed the execution and delivery of the said instrument as the free act and deed of said Georgia Power Company.

          Subscribed and sworn to      )
          before me this 7th day       )
          of September, 1994           )



          Notary Public, Walton County, Georgia
          My Commission Expires August 2, 1996

          STATE OF NEW YORK      )
                                 ) SS.:
          COUNTY OF NEW YORK     )


               On the 9th day of September, 1994, personally appeared before me Annabelle DeLuca, a Notary Public in and for the State and County aforesaid, P. Kelly, who made oath and said that she was present and saw the corporate seal of Chemical Bank affixed to the above written instrument, that she saw P. J. Gilkeson, Vice President, with L. O'Brien, Assistant Secretary, known to her to be such officers of said corporation respectively, attest the same, and that she, deponent, with Annabelle DeLuca, witnessed the execution and delivery of the said instrument as the free act and deed of said Chemical Bank.

          Subscribed and sworn to         )
          before me this 9th day          )
          of September, 1994              )



                   ANNABELLE DeLUCA
          Notary Public, State of New York
                 No. 01DE5013759
            Qualified in Kings County
          Certificate filed in New York County
          Commission Expires July 15, 1995

          STATE OF GEORGIA   )
                             ) SS.:
          COUNTY OF FULTON   )

               On the 7th day of September, in the year one thousand nine hundred and ninety-four, before me personally came Judy M. Anderson, to me known, who, being by me duly sworn, did depose and say that she resides at 199 14th Street, N.E., Atlanta, Georgia; that she is a Vice President of Georgia Power Company, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that she signed her name thereto by like order.


                                              Notary Public, Walton
                                              County, Georgia
                                              My Commission Expires
                                              August 2, 1996

          STATE OF NEW YORK      )
                                 ) SS.:
          COUNTY OF NEW YORK     )

               On the 9th day of September, in the year one thousand nine hundred and ninety-four, before me personally came P. J. Gilkeson, to me known, who, being by me duly sworn, did depose and say that he resides at 452 Delafield Avenue, Staten Island, New York; that he is a Vice President of Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                                    ANNABELLE DeLUCA
                                              Notary Public, State of
                                                      New York
                                                   No. 01DE5013759
                                               Qualified in Kings County
                                              Certificate filed in New
                                                    York County
                                                 Commission Expires
                                                  July 15, 1995

          STATE OF GEORGIA     )
                               ) SS.:
          COUNTY OF FULTON     )

               On the 7th day of September, 1994, before me appeared Judy
          M. Anderson, to me personally known, who, being by me duly sworn, did say that she is a Vice President of Georgia Power Company, and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that said Judy M. Anderson acknowledged said instrument to be the free act and deed of said corporation.

               Given under my hand this 7th day of September, 1994.



                                                  Notary Public, Walton
                                                  County, Georgia
                                                  My Commission Expires
                                                  August 2, 1996

          STATE OF NEW YORK      )
                                 ) SS.:
          COUNTY OF NEW YORK     )

               On the 9th day of September, 1994, before me appeared P. J. Gilkeson, to me personally known, who, being by me duly sworn, did say that he is a Vice President of Chemical Bank, and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that said P. J. Gilkeson acknowledged said instrument to be the free act and deed of said corporation.

               Given under my hand this 9th day of September, 1994.



                                                         ANNABELLE DeLUCA
                                                  Notary Public, State of
                                                          New York
                                                        No. 01DE5013759
                                                  Qualified in Kings County
                                                  Certificate filed in New
                                                         York County
                                                      Commission Expires
                                                      July 15, 1995
























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